                                                                   EXHIBIT 10.16

                     FOURTH AMENDMENT TO SECURITY AGREEMENT
                          [Great Lakes Aviation, Ltd.]

        THIS FOURTH AMENDMENT TO SECURITY AGREEMENT [Great Lakes Aviation, Ltd.] is entered into as of December 31, 2002 (the "Agreement"), by and between Great Lakes Aviation Ltd., as debtor (the "Debtor"), and Raytheon Aircraft Credit Corporation (the "Secured Party").

                              W I T N E S S E T H :

        WHEREAS, Debtor and Secured Party are parties to an existing security agreement as previously amended from time to time that is described and defined on Exhibit A attached hereto and referred to as the "Security Agreement" (capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Security Agreement);

        WHEREAS, the Security Agreement encumbers various aircraft parts and other collateral collectively described herein as the "Collateral";

        WHEREAS, as of this date, Debtor has entered into a Restructuring Agreement with the Secured Party (as amended and in effect from time to time, the "Restructuring Agreement") whereby, among other things, the Secured Party has agreed to accept the return of certain aircraft and provide certain related financing, to restructure its financing of certain aircraft and to reduce lease payments on certain aircraft;

        WHEREAS, as part of such Restructuring Agreement, Debtor has issued thirty-three (33) Notes in favor of the Secured Party (collectively, the "New Notes");

        WHEREAS, the parties intend by this instrument to amend the Security Agreement as of December 31, 2002, to specifically reflect that the Security Agreement secures payments of the Debtor's obligations under the Restructuring Agreement and the New Notes in addition to any and all other indebtedness owed by Debtor to Secured Party (whether now existing or hereinafter arising), as well as any renewals, extensions or changes in the form of said obligations or indebtedness;

        WHEREAS, the parties, by this amendment, intend to include a updated listing of all Collateral relating to Debtor's obligations under the Restructuring Agreement and the New Notes as well as any and all other indebtedness owed by Debtor to the Secured Party;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Debtor acknowledges and confirms that the security interest granted pursuant to Section 1 of the Security Agreement secures payment of all indebtedness, obligations and liabilities of Debtor to Secured Party, now existing or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the Restructuring Agreement, the Notes (as defined in the Restructuring Agreement) and the other Transaction Documents (as defined in the Restructuring Agreement), including, without limitation, all such indebtedness, obligations and liabilities that would become due but for the operation of the automatic stay pursuant to section 362(a) of the Federal Bankruptcy Code and the operation of sections 502(b) and 506(b) of the Federal Bankruptcy Code and including, without limitation, post-petition interest;

2. Exhibit A to the Security Agreement is hereby amended in its entirety by substituting in its place Exhibit A-1 hereto, and all locations previously subject to the Security Agreement, and not described on Exhibit A-1 hereto, are hereby released from the terms thereof.

3. Exhibit B to the Security Agreement is hereby amended in its entirety by substituting in its place Exhibit B-1 hereto, and all engines previously subject to the Security Agreement, and not described on Exhibit B-1 hereto, are hereby released from the terms thereof.

4. Debtor hereby grants to Secured Party a security interest in all of the Collateral described on Exhibit A-1 and Exhibit B-1 attached hereto. Except as modified and supplemented hereby, the Security Agreement remains in full force and effect and is hereby ratified and confirmed.

5. Debtor hereby covenants and agrees that it is a certificated air carrier holding a certificate issued under 40 U.S.C. Section 44705.

        THIS FOURTH AMENDMENT TO SECURITY AGREEMENT [Great Lakes Aviation, Ltd.] may be executed and delivered by the parties hereto in separate counterparts, each of which when executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

GREAT LAKES AVIATION, LTD.           RAYTHEON AIRCRAFT CREDIT CORPORATION

By: /s/ Charles R. Howell IV         By: /s/ Andrew A. Mathews
    ------------------------            ------------------------
Name:  Charles R. Howell IV          Name:  Andrew A. Mathews
      ----------------------              ----------------------
Title: CEO                           Title: President
      ----------------------               ---------------------

                                    EXHIBIT A

                               SECURITY AGREEMENT

Security Agreement and Encumbrance Against Air Carrier Aircraft Engines, Propellers, Appliances and Spare Parts dated August 21, 1997 by and between Great Lakes Aviation, Ltd., as debtor, and Raytheon Aircraft Credit Corporation, as secured party, recorded by the Federal Aviation Administration Aircraft Registry on October 1, 1997 as Conveyance Number XX008998 amended by the Amendment dated as of December 1, 2000, recorded October 4, 2001, as Conveyance No. NN022610, amended by Second Amendment and Supplement to Security Agreement dated as of June 29, 2001, recorded October 4, 2001, as Conveyance No. NN022612, and amended by Third Amendment to Security Agreement dated as of July 2, 2001, recorded October 5, 2001, as Conveyance No. NN022613.

                                   EXHIBIT A-1

                           GREAT LAKES AVIATION, LTD.
                              SPARE PARTS LOCATIONS

                          GREAT LAKES AVIATION
                          1022 AIRPORT PARKWAY
                          CHEYENNE WY. 82001

                          CERTIFIED REPAIR STATION
                          1204 AIRPORT PARKWAY
                          CHEYENNE, WY 82001

                          GREAT LAKES AVIATION
                          3851 N. SKY PARK ROAD
                          GRAND ISLAND, NE 68801

                          GREAT LAKES AVIATION
                          HURON REGIONAL A/P
                          1501 COLORADO AVENUE N.W.
                          HURON, SD 57350

                          GREAT LAKES AVIATION
                          8900 PENA BLVD., A-52
                          DENVER, CO 80249

                                   EXHIBIT B-1

                           GREAT LAKES AVIATION, LTD.
                                  SPARE ENGINES

                 Engine Model                     Engine Serial #
                 ------------------------------------------------

                   PT6A-67D                           114179

                   PT6A-67D                           PS0090

                   PT6A-67D                           PS0082

                   PT6A-67D                           PS0069

                   PT6A-67D                           PS0059

                   PT6A-67D                           PS0084

                   PT6A-67D                           114267

                   PT6A-67D                           PS0072

                   PT6A-67D                           114218

                   PT6A-67D                           PS0017

                   PT6A-67D                           114277

                   PT6A-67D                           PS0056

                   PT6A-67D                           PS0001

                   PT6A-67D                           114305

                   PT6A-65B                           32358